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                                                      Deutsche Asset Management



Morgan Grenfell Investment Trust
Investment Class and Institutional Class
International Small Cap Equity

Supplement dated April 6, 2000 to Prospectus dated February 28, 2000

The following replaces the second and third sentence of the first paragraph under the "Principal Investments" section:

The Fund focuses principally on small capitalization companies. For this purpose, we define small capitalization companies as, at the time of purchase,
(i) companies ranked according to market capitalization in the bottom 25% of issuers listed on a stock exchange; (ii) companies listed on a secondary market (such as an inter-dealer market) or (iii) companies whose securities are not listed on a stock exchange or traded in a secondary market. The Fund generally invests in companies with market capitalizations within the range of capitalizations reflected in the Salomon Global Equity Extended Market Index. As of March 31, 2000, the Index has a weighted average market capitalization of over $3.1 billion.



               Please Retain This Supplement for Future Reference

supp352 (4/00)

CUSIP: 61735K406

                                                        A Member of the
                                                        Deutsche Bank Group [/]